UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                              ---------------------

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 31, 2006

                              WYNN RESORTS, LIMITED
             (Exact name of registrant as specified in its charter)

            Nevada                        000-50028               46-0484987
(State or other jurisdiction of   (Commission File Number)     (I.R.S. Employer
        incorporation)                                       Identification No.)

                               WYNN LAS VEGAS, LLC
             (Exact name of registrant as specified in its charter)

            Nevada                       333-98369              88-0494878
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        incorporation)                                       Identification No.)

       3131 Las Vegas Boulevard South
              Las Vegas, Nevada                                      89109
(Address of principal executive offices of each registrant)       (Zip Code)

                                 (702) 770-7555
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.        Entry into a Material Definitive Agreement.

On May 31, 2006, Wynn Las Vegas, LLC ("WLV"), a wholly owned subsidiary of Wynn Resorts, Limited, entered into an agreement (the "Agreement") with Lupa International Inc. ("Lupa"), Productions du Dragon, S.A. ("Dragon") and Franco Dragone which intervened Calitri Services and Licensing Limited Company ("Calitri"), to acquire substantially all rights owned by such parties in "Le Reve," the water-based live theatrical attraction currently presented at Wynn Las Vegas (the "Show"). Under the Agreement, WLV shall make a cash payment in the amount of $15,871,952 to Lupa (which acquired rights in the Show from Calitri), in exchange for substantially all rights in and to the Show and to repay certain unreimbursed excess production costs.


Item 1.02.        Termination of a Material Definitive Agreement.

Under the Agreement, the parties agreed to terminate (i) the License Agreement, dated as of October 31, 2002, by and between WLV and Calitri, and (ii) the Production Services Agreement, dated as of October 31, 2002, by and between WLV and Dragon.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    June 5, 2006

                                     Wynn Resorts, Limited


                                     By: /s/ John Strzemp
                                         -------------------------------
                                         John Strzemp
                                         Chief Financial Officer

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    June 5, 2006

                                   WYNN LAS VEGAS, LLC

                                   By:  Wynn Resorts Holdings, LLC, its
                                        sole member

                                   By:  Wynn Resorts, Limited, its sole member

                                   By:  /s/ John Strzemp
                                        -------------------------------
                                        John Strzemp
                                        Chief Financial Officer